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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 7, 1999


                           LOCAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



                                    Delaware
                            (State of Incorporation)


            001-13949                               65-0424192
      (Commission File No.)            (I.R.S. Employer Identification No.)


              3601 N.W. 63rd Street, Oklahoma City, Oklahoma 73116
               (Address of principal executive offices) (zip code)



        Registrant's telephone number, including area code: 405-841-2298


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ITEM 5.  OTHER EVENTS.

         On July 7, 1999, Local Financial Corporation issued a press release announcing its intention to move the listing of its common stock from the AMEX, under the symbol "LO", to the NASDAQ National Market, under the symbol "LFIN", with trading to begin on July 15, 1999. The press release issued in connection with this announcement is filed as an exhibit to this report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibit:

         See Exhibit Index following the signature page of this report, which is incorporated herein by reference.

                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchanges Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       LOCAL FINANCIAL CORPORATION


Date:    July 9, 1999            By:   /s/ Richard L. Park
                                       -----------------------------------------
                                       Richard L. Park, Chief Financial Officer



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                                  EXHIBIT INDEX

                                       TO

                             FORM 8-K CURRENT REPORT

                          DATE OF REPORT: JULY 7, 1999


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                                                                                                   CONSECUTIVE
        EXHIBIT NO.                                   DESCRIPTION                                   PAGE NO.
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
         Exhibit 99                         Press Release dated July 7, 1999                            4
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